                                                                EXHIBIT 10.2(c)

                               FOURTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

                  This FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is entered into as of June 28, 2002, and amends that certain Receivables Purchase Agreement, dated as of October 6, 2000, amended as of July 1, 2001, further amended as of October 3, 2001, and further amended as of April 25, 2002 (such agreement, as so amended, the "Existing Agreement"), by and among Plexus ABS, Inc., a Nevada corporation ("Seller"), Plexus Corp., a Wisconsin corporation ("Plexus"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), the Financial Institutions party thereto from time to time, Preferred Receivables Funding Corporation ("PREFCO") and Bank One, NA (Main Office Chicago), as agent for the Purchasers thereunder and any successor agent thereunder (together with its successors and assigns thereunder, the "Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Existing Agreement.

                                    RECITALS:

                  WHEREAS, the Seller Parties, the Financial Institutions, PREFCO and the Agent are parties to the Existing Agreement; and

                  WHEREAS, the Seller Parties, the Financial Institutions, PREFCO and the Agent desire to amend certain provisions of the Existing Agreement as more fully described herein.

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendments. Subject to the terms and conditions set forth herein, the Existing Agreement is hereby amended by:

                           (a) adding the following new subsection to the end of
Section 7.2 of the Existing Agreement:

                           (h) Collections. No Seller Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock Box, Plexus Account or Designated Account cash, cash proceeds or other amounts, other than Collections. Except as may be required pursuant to the last sentence of Section 8.2(b), no Seller Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or other account other than a Plexus Account or a Designated Account, as applicable.

                           (b) adding the following two new definitions to
Exhibit I to the Existing Agreement in proper alphabetical order:

                  "Excluded Receivable" means all indebtedness and other obligations owed to Originator or in which Originator has a security interest or other interest (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by Originator to an Excluded Obligor, and further includes, without limitation, the obligation to pay any finance charges, interest, late payment charges or similar charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute an Excluded Receivable separate from an Excluded Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be an Excluded Receivable regardless of whether the account debtor or Originator treats such indebtedness, rights or obligations as a separate payment obligation.

                  "Excluded Obligor" means Honeywell-Aerospace Electronic Systems, a division of Honeywell International Inc..

                           (c) adding the proviso "; provided that 'Receivable'
shall not include any Excluded Receivable" to the end of the first sentence of the definition of "Receivable" in Exhibit I of the Existing Agreement.

                  Section 2. Conditions to Effectiveness of Amendments. The amendments set forth in Section 1 of this Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

                           (a) Amendment. This Amendment shall have been duly




                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT
executed and delivered by each of the parties hereto.

                           (b) Officer's Certificate. The Agent shall have
received a certificate of an authorized officer of each of the Servicer and Seller in the forms set forth as Exhibits A and B, respectively, certifying as to matters set forth in Sections 3(a) and (b) of this Amendment.

                  Section 3. Representations and Warranties. Each of Seller and the Servicer represents and warrants to the Financial Institutions, PREFCO and the Agent that, as of the date hereof, both before and after giving effect to the amendments set forth in Section 1 of this Amendment:

                           (a) no Amortization Event or Potential Amortization
Event has occurred and is continuing; and

                           (b) all of the representations and warranties
contained in the Existing Agreement and in the other Transaction Documents are true and correct.

                  Section 4. Miscellaneous.

                           (a) Effect; Ratification. The amendments set forth
herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Existing Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Financial Institutions, PREFCO or the Agent may now have or may have in the future under or in connection with the Existing Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Existing Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement," the "Purchase Agreement" or the Existing Agreement shall mean the Existing Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Existing Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Transaction Documents. This Amendment is a
Transaction Document executed pursuant to the Existing Agreement and shall be construed,



                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT
administered and applied in accordance with the terms and provisions thereof.

                           (c) Costs, Fees and Expenses. Seller agrees to
reimburse the Agent and each Purchaser on demand for all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

                           (d) Counterparts. This Amendment may be executed in
any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (e) Severability. Any provision contained in this
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f) Amendment to Receivables Sale Agreement. The
Agent, by its execution hereof, consents to Seller's execution and delivery of the First Amendment to Amended and Restated Receivables Sale Agreement, dated as of the date hereof and in the form of Exhibit C hereto, by and among Seller and Originator. The Agent deems this paragraph to constitute its prior written consent to Seller's execution of such amendment and deems this paragraph to satisfy the requirements of Section 7.1(i)(N) of the Existing Agreement.

                           (g) Confirmation of Ownership and/or Security
Interest. Seller hereby confirms (i) the sale and assignment of Purchaser Interests pursuant to Sections 1.1 and/or 1.2 of the Existing Agreement and (ii) the grant of security interest pursuant to Section 14.14(b) of the Existing Agreement to the Agent for the ratable benefit of the Purchasers in all of Seller's right, title and interest in, to and under all Receivables, the Collections, each Lock-Box, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof (each capitalized term used in this sentence shall have the respective meanings set forth for such term in the Existing Agreement, as amended hereby).




                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                           (h) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.



                            (Signature Page Follows)







                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                            PLEXUS ABS, INC.


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------


                            PLEXUS CORP.


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------


                            PREFERRED RECEIVABLES FUNDING CORPORATION


                            By:
                               -----------------------------------------------
                                     Authorized Signer


                            BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Agent


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------





                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                                                                       EXHIBIT A

                              OFFICER'S CERTIFICATE

                  I, ______________, am the _______________ of Plexus Corp. (the
"Servicer"). I execute and deliver this Officer's Certificate, dated as of June 28, 2002, on behalf of the Servicer pursuant to Section 2(b) of the Fourth Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of the date hereof, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (each as defined therein), amending certain provisions of that certain Receivables Purchase Agreement, dated as of October 6, 2000, amended as of July 1, 2001, further amended as of October 3, 2001, and further amended as of April 25, 2002 (such agreement, as so amended, the "Existing Agreement"), among the Seller Parties, the Financial Institutions, PREFCO and the Agent. Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Existing Agreement.

                  I hereby certify, on behalf of the Servicer, that to the best of my knowledge after due inquiry, as of the date hereof, both before and after giving effect to the amendments set forth in Section 1 of the Amendment, (a) no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of Seller and the Servicer contained in the Existing Agreement and in the other Transaction Documents are true and correct as of the date hereof.





                                            ----------------------------------
                                            Name:
                                            Title:



                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                                                                       EXHIBIT B

                              OFFICER'S CERTIFICATE

                  I, ______________, am the _______________ of Plexus ABS, Inc.
("Seller"). I execute and deliver this Officer's Certificate, dated as of June 28, 2002, on behalf of Seller pursuant to Section 2(b) of the Fourth Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of the date hereof, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (each as defined therein), amending certain provisions of that certain Receivables Purchase Agreement, dated as of October 6, 2000, amended as of July 1, 2001, further amended as of October 3, 2001 and further amended as of April 25, 2002 (such agreement, as so amended, the "Existing Agreement"), among the Seller Parties, the Financial Institutions, PREFCO and the Agent. Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Existing Agreement.

                  I hereby certify, on behalf of Seller, that to the best of my knowledge after due inquiry, as of the date hereof, both before and after giving effect to the amendments set forth in Section 1 of the Amendment, (a) no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of Seller contained in the Existing Agreement and in the other Transaction Documents are true and correct as of the date hereof.





                                            ----------------------------------
                                            Name:
                                            Title:




                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                                                                       EXHIBIT C

                                     FORM OF
       FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                                  See Attached













                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT